UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

April 23, 2024

AMERI METRO, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-54546	45-1877342
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2575 Eastern Blvd., Suite 102, York, PA 17402

(Address of principal executive offices)

717-434-0668

 (Registrant’s telephone number, including area code)

N/A

(Former Name or former address if changed from last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered under Section 12(b) of the Exchange Act: None

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	ARMT	N/A

Item 8.01 Other Events.

On April 19, the Board of Directors unanimously passed a resolution supporting a possible class action lawsuit brought by its shareholders against the Securities and Exchange Commission and/or Andrew Lentz.

1.	A bogus lawsuit was filed by Andrew Lentz for more than $389,000,000. Mr. Lentz was a former consultant to a related entity of Ameri Metro, Inc. (ARMT). Mr. Lentz was fully aware that this bogus lawsuit would cause significant damage to ARMT including, but not limited to, not being able to meet its financial reporting requirements. To date, his strategy has worked.

2.	Andrew Lentz boasted to many ARMT affiliates about “blowing the whistle” on ARMT to the SEC. In fact, the SEC indeed accepted the Lentz TCR (complaint) and acted upon it by opening an investigation and issuing questionnaires to all but a few ARMT Stock Class B shareholders. Only an insider such as Andrew Lentz was privy to that very private information. ARMT is currently supporting a lawsuit against Lentz and the SEC on behalf of our Class B shareholders for violations of personal privacy, fraud and extortion. In that regard, Lentz was not in a position to file a lawsuit of this magnitude, notably having filed personal bankruptcy three times, thus fraudulent.

3.	Even though Andrew Lentz clearly made materially false statements to a Federal agency (i.e. the SEC) causing serious damage to ARMT, the SEC has not pursued, to our knowledge, a criminal complaint against him via the Department of Justice. In fact, in an abuse of discretion, the SEC continues to pursue de-registration of ARMT regardless of merit.

4.	Also, the SEC has not issued its final position on accounting for digital currencies. The proposed SEC position remains in direct conflict with GAAP standards and the AICPA’s proposals. We agree with the AICPA’s position because the SEC’s position opens the door to massive financial statement manipulations.

Abuse of Discretion

“An abuse of discretion is a plain error, discretion exercised to an end not justified by the evidence, a judgment that is clearly against the logic and effect of the facts as are found.”  Rabkin v. Oregon Health Sciences Univ., 350 F.3d 967, 977 (9th Cir. 2003) (citation and internal quotation marks omitted); see also In re Korean Air Lines Co., Ltd., 642 F.3d 685, 698 n.11 (9th Cir. 2011).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 23, 2024

Ameri Metro, Inc.

/s/ Shah Mathias
By: Shah Mathias
Title: Chief Executive Officer

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